                                                                    Exhibit 10.1

Confidential treatment has been requested for portions of this Exhibit. The Confidential Portions have been redacted and are denoted by [ * * * ]. The Confidential Portions have been separately filed with the Commission.


                                  AMENDMENT TWO
                                     TO THE
                           SOFTWARE LICENSE AGREEMENT
                                     BETWEEN
                       NETSCAPE COMMUNICATIONS CORPORATION
                                       AND
                                  VOXWARE, INC.


THIS AMENDMENT ("Amendment Two") is made and entered into as of March 19, 1998 ("Effective Date"), by and between NETSCAPE COMMUNICATIONS CORPORATION, a California corporation located at 501 East Middlefield Road, Mountain View, CA 94043 ("Netscape"), and VOXWARE, INC., a Delaware corporation located at 305 College Road East, Princeton, NJ 08540 ("Voxware").

                                    RECITALS

The parties entered into a Software License Agreement dated January 31, 1996, pursuant to which Netscape licensed certain Voxware products for use in Netscape products (the "Software License Agreement");

The Software License Agreement was amended by Amendment One to the Software License Agreement, as of December 16, 1997 ("Amendment One"). Amendment One and the Software License Agreement are collectively referred to herein as the "Amended Agreement."

Netscape and Voxware now desire to amend the Amended Agreement, subject to the terms and conditions specified below.



                                    AMENDMENT

1. In lieu of any license fees, engineering fees, royalties or other fees which would have been due to Voxware under the Amended Agreement other than those which have already been paid by Netscape and received by Voxware, Netscape agrees to pay to Voxware the license fee of [ * * * ], which shall be due in full on or before March 27, 1998. Except as provided for in this Amendment Two or otherwise by applicable law, upon receipt of such sum, Netscape shall have no further obligations to Voxware under the Amended Agreement, and Voxware shall have no claims against Netscape regarding the Amended Agreement.

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2.   Except as provided for in this Amendment Two, Voxware shall have no obligations to Netscape under the Amended Agreement, and Netscape shall have no claims against Voxware. Netscape shall have no rights or licenses under the Amended Agreement after the Effective Date other than as provided for in this Amendment Two.

3. As of the Effective Date, Netscape will not release any new version of a Netscape product incorporating any portion or derivative of the Voxware Products (as defined in the Amended Agreement), except that (i) Netscape may include Voxware Products which have already been delivered pursuant to the Software License Agreement as of the Effective Date in new versions of any such Netscape product until immediately following Netscape's first general commercial release of Netscape Communicator 4.5 (which is currently scheduled to be released in September 1998), and (ii) Netscape and its distribution channels may continue to license and distribute the versions of Netscape products existing and in commercial distribution as of the Effective Date (including releases pursuant to (i) above) which incorporate Voxware Products. Subject to the limitations set forth in this Section regarding incorporation of the Voxware Products into Netscape products, all sublicenses which are properly granted shall survive this Amendment Two and continue in full force and effect. Sections II1., 2a., II3., II4., III, IV and V shall survive this Amendment Two and shall continue in full force and effect.

IN WITNESS WHEREOF, the parties indicate their agreement with and acceptance of the terms and conditions contained in this Amendment Two, as of the Effective Date hereof.


NETSCAPE COMMUNICATIONS                VOXWARE, INC.
CORPORATION



/s/ John M. Paul                       /s/ Kenneth Traub
----------------------------------     ------------------------------
Signature                              Signature

John M. Paul                           Kenneth Traub
----------------------------------     ------------------------------
Print Name                             Print Name

Senior Vice President                  Executive Vice President and CFO
----------------------------------     ------------------------------
Title                                  Title

March 25, 1998                         March 19, 1998
----------------------------------     ------------------------------
Date                                   Date

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